UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 26, 2022

VBI VACCINES INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37769	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Second Street, Floor 3 Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

(617) 830-3031

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Shares, no par value per share	VBIV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on July 31, 2020, VBI Vaccines Inc. (the “Company”), entered into an Open Market Sale AgreementSM (the “July 2020 Sales Agreement”) with Jefferies LLC (“Jefferies”), as sales agent and/or principal, to sell, at its option, common shares, no par value per share (the “Common Shares”), having aggregate gross sales proceeds of up to $125 million, from time to time, through an “at the market” equity offering program under which Jefferies acted as sales agent and/or principal (the “First ATM Program”).

Additionally, as previously disclosed, on September 3, 2021, the Company entered into an Open Market Sale AgreementSM (the “September 2021 Sales Agreement”) with Jefferies as sales agent and/or principal, to sell, at its option, Common Shares, having aggregate gross sales proceeds of up to $125 million, from time to time, through an “at the market” equity offering program under which Jefferies acted as sales agent and/or principal (the “Second ATM Program”).

On August 26, 2022, the Company delivered written notices to Jefferies to terminate each of the July 2020 Sales Agreement and the September 2021 Sales Agreement, each effective as of August 26, 2022, pursuant to Section 7(b)(i) thereof in each of the July 2020 Sales Agreement and the September 2021 Sales Agreement. The Company is not subject to any termination penalties related to the termination of the July 2020 Sales Agreement or the September 2021 Sales Agreement. Prior to termination, $27,022,182 of the Company’s Common Shares remained available for sale pursuant to the First ATM Program, and $125,000,000 of the Company’s Common Shares remained available for sale pursuant to the Second ATM Program. Neither the First ATM Program nor the Second ATM Program were utilized in 2022.

A copy of the July 2020 Sales Agreement was filed as Exhibit 1.2 to the Company’s Form S-3ASR filed with the Securities and Exchange Commission on July 31, 2020, and a copy of the September 2021 Sales Agreement was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 3, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VBI Vaccines Inc.

Date: August 26, 2022	By:	/s/ Jeffrey R. Baxter
Jeffrey R. Baxter
President and Chief Executive Officer